SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2001
                                                  -----------------

                                    PDI, INC.
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             (Exact name of Registrant as specified in its charter)

            DELAWARE                  0-24249               22-2919486
-------------------------------   --------------   -----------------------------
(State or other jurisdiction of    (Commission     (IRS Employer Identification
         incorporation)            File Number)                No.)

         10 Mountainview Road,
        Upper Saddle River, NJ                                  07458
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(Address of principal executive office)                      (Zip Code)

                                 (201) 258-8450
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               Registrant's telephone number, including area code:

                          Professional Detailing, Inc.
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          (Former name or former address, if changed since last report)

Item 5. Other Events

      On November 12, 2001 the Registrant issued the following press release:

      "PDI REPORTS THIRD QUARTER 2001 FINANCIAL RESULTS In Discussions with GSK Regarding Termination of Ceftin Agreement

      Net revenue up 37% to $115.7 million; operating loss of $29.5 million (including a $24.0 million reserve for losses related to the Ceftin contract) compared to operating income of $7.4 million in prior year period; loss per share of $1.24 compared to diluted EPS of $0.41 in prior year period.

Upper Saddle River, New Jersey (Monday, November 12, 2001). PDI, Inc. (Nasdaq:
PDII) today announced financial results for the quarters and nine months ended September 30, 2001 and 2000.

PDI also announced it is engaged in negotiations with GlaxoSmithKline to effect a mutual termination of the Ceftin Distribution Agreement dated October 1, 2000; the proposed termination to be effective February 28, 2002. PDI has taken a $24.0 million charge in the quarter as a reserve for losses related to the Ceftin contract.

Quarterly Results

Net revenue for the quarter ended September 30, 2001 was $115.7 million, an increase of 37.1% over net revenue of $84.4 million for the quarter ended September 30, 2000. The operating loss for the quarter ended September 30, 2001 was $29.5 million which includes a $24.0 million reserve for contract losses, compared to operating income of $7.4 million for the quarter ended September 30, 2000. The net loss for the quarter ended September 30, 2001 was $17.3 million, compared to net income of $5.7 million for the quarter ended September 30, 2000. The net loss per share for the quarter ended September 30, 2001 was $1.24, compared to diluted net income per share $0.41 for the quarter ended September 30, 2000.

Year-to-Date Results

Net revenue for the nine months ended September 30, 2001 was $432.7 million, an increase of 86.9% over net revenue of $231.4 million for the nine months ended September 30, 2000. The operating loss for the nine months ended September 30, 2001 was $6.4 million, which includes a $24.0 million reserve for contract losses, compared to operating income of $24.1 million for the nine months ended September 30, 2000. The net loss for the nine months ended September 30, 2001 was $1.9 million, compared to net income of $16.2 million for the nine months ended September 30, 2000. The net loss per share for the nine months ended September 30, 2001 was $0.14, compared to diluted net income per share of $1.18 for nine months ended September 30, 2000.

Charles T. Saldarini, Chief Executive Officer of PDI, Inc. commented, "PDI's third quarter results were adversely impacted by both a general softening in the CSO market and developments surrounding the patent protection for Ceftin tablets. Based upon these developments, GSK and PDI believe that it is in our respective best interests to mutually wind-down and terminate our agreement. While the Ceftin deal will be terminated early, we have developed, in a very short time, a sales and marketing platform


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

which has enabled PDI to enter into other relationships this year with both Novartis and Eli Lilly and to broaden the types of discussions PDI is having with other potential partners". Saldarini added, "We are currently working to complete our detailed 2002 estimates and are encouraged by the visibility on all our service offerings, notably Lifecycle Extension and Copromotion."

Outlook for the Fourth Quarter

The Company anticipates that it will incur a loss of $0.23 in the fourth quarter. The loss is primarily related to revenue shortfalls from the Company's LifeCycle Extension program for Lotensin. Mr. Saldarini stated, "We continue to feel confident about Lotensin's ability to contribute positively to 2002 financial results, however, in the fourth quarter we will not realize the full amount we had planned to achieve. We fully expect that our investment in this brand will be rewarded in 2002."

Outlook for 2002

PDI expects 2002 service revenue to be $375 - $400 million and earnings per share to be $1.25 - $1.35. Upon completion of the Ceftin contract discussions, PDI will provide more detailed estimates for all of its service offerings, including both dedicated and shared contract sales solutions, the Lotensin LifeCycle Extension solution as well as the Lotrel and Evista Copromotion solutions.

Webcast

PDI will conduct a live webcast of its Earnings Release Briefing at 9:00 AM EDT on Tuesday, November 13, 2001. The live webcast of the event will be accessible through PDI's website, www.pdi-inc.com and will be archived on the website for future on-demand replay.

Company Background & Services

PDI is an innovative sales and marketing company serving the pharmaceutical, biotech, and medical devices and diagnostics industries. Partnering with clients, PDI provides product-specific programs designed to maximize profitability throughout a product's lifecycle, from pre-launch through maturity. With proven industry experience, PDI has the demonstrated ability to deliver results.

PDI is recognized as an industry-leader based on its track record of innovation and its ability to keep pace in a rapidly changing industry. PDI leverages its expertise in sales, brand management and product marketing, marketing research, medical education, medical affairs, and managed markets and trade relations to create solutions that meet strategic objectives and provide incremental value for product sales. For more information, visit PDI's website at www.pdi-inc.com.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that statements in this release which look forward in time involve risks and uncertainties that may cause actual results or achievements to materially differ from those indicated by the forward-looking statements. These forward-looking statements include any statements relating to increased demand for the Company's services, expansion of the Company's business as well as any other statements which are not solely historical. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The Company's documents filed with the SEC identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements.


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

                                    PDI, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                  September 30,    December 31,
                                                                      2001            2000
                                                                    ---------       ---------
                                                                   (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents .................................      $  59,939       $ 109,000
   Short-term investments ....................................         18,114           4,907
   Inventory, net ............................................         91,023          36,385
   Accounts receivable, net of allowance for doubtful
     accounts of $2,666 and $250 as of September 30, 2001
     and December 31, 2000,respectively ......................         69,374          84,529
   Unbilled costs and accrued profits on
     contracts in progress ...................................          5,804           2,953
   Deferred training .........................................          4,934           4,930
   Other current assets ......................................          9,514           4,541
   Deferred tax asset ........................................          4,758           4,758
                                                                    ---------       ---------
Total current assets .........................................        263,460         252,003
Net property, plant & equipment ..............................         18,013           9,965
Other investments ............................................          1,862             760
Other long-term assets .......................................         15,116           7,497
                                                                    ---------       ---------
Total assets .................................................      $ 298,451       $ 270,225
                                                                    =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ..........................................      $  38,404       $  31,328
   Accrued rebates and sales discounts .......................         52,639          24,368
   Accrued contract losses ...................................         24,000              --
   Accrued incentives ........................................         23,292          19,824
   Accrued salaries and wages ................................          7,152           6,568
   Unearned contract revenue .................................         11,491          23,813
   Other accrued expenses ....................................          3,585          25,382
                                                                    ---------       ---------
Total current liabilities ....................................        160,563         131,283
                                                                    ---------       ---------
Long-term liabilities:
     Deferred compensation ...................................            169             169
   Deferred tax liability ....................................            663             663
   Other long-term liabilities ...............................             --              --
                                                                    ---------       ---------
Total long-term liabilities ..................................            832             832
                                                                    ---------       ---------
Total liabilities ............................................      $ 161,395       $ 132,115
                                                                    ---------       ---------

Stockholders' equity:
   Common stock, $.01 par value; 30,000,000 shares authorized;
     shares issued and outstanding September 30, 2001 -
     13,877,492; December 31, 2000 - 13,837,390; restricted
      $.01 par value; shares issued and outstanding,
September 30, 2001 - 7,972;December 31, 2000 - 7,972 .........            139             138
   Preferred stock, $.01 par value, 5,000,000 shares
authorized, no shares issued and outstanding .................             --              --
Additional paid-in capital ...................................         97,643          96,945
Additional paid-in capital, restricted .......................            217             217
Retained earnings ............................................         39,729          41,654
Accumulated other comprehensive loss .........................           (119)            (34)
Unamortized compensation costs ...............................           (553)           (810)
                                                                    ---------       ---------
Total stockholders' equity ...................................        137,056         138,110
                                                                    ---------       ---------
Total liabilities & stockholders' equity .....................      $ 298,451       $ 270,225
                                                                    =========       =========

                                    PDI, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (in thousands, except share and per share data)

                                                                     Three Months Ended                   Nine Months Ended
                                                                ------------------------------      ------------------------------
                                                                        September 30,                       September 30,
                                                                ------------------------------      ------------------------------
                                                                    2001               2000             2001              2000
                                                                ------------       -----------      ------------       -----------
                                                                                            (unaudited)
Revenue
   Service, net ............................................    $     71,129       $    84,367      $    214,005       $   231,445
   Product, net ............................................          44,544                --           218,676                --
                                                                ------------       -----------      ------------       -----------
      Total revenue, net ...................................         115,673            84,367           432,681           231,445
                                                                ------------       -----------      ------------       -----------
Cost of goods and services
   Program expenses (including related party amounts of
     $100 and $731 for the quarters ended September 30, 2001
     and 2000, and $685 and $1,795 for the nine months
     ended September 30, 2001 and 2000, respectively) ......          59,529            63,232           168,245           171,461
   Cost of goods sold ......................................          51,823                --           167,561                --
                                                                ------------       -----------      ------------       -----------
      Total cost of goods and services .....................         111,352            63,232           335,806           171,461
                                                                ------------       -----------      ------------       -----------

Gross profit ...............................................           4,321            21,135            96,875            59,984

Compensation expense .......................................           9,282             7,847            29,459            23,034
Other selling, general & administrative expenses ...........          24,560             5,863            73,833            12,841
                                                                ------------       -----------      ------------       -----------
   Total selling, general & administrative expenses ........          33,842            13,710           103,292            35,875
                                                                ------------       -----------      ------------       -----------
Operating (loss) income ....................................         (29,521)            7,425            (6,417)           24,109
Other income, net ..........................................             999             1,984             4,407             2,923
                                                                ------------       -----------      ------------       -----------
(Loss) income before provision for taxes ...................         (28,522)            9,409            (2,010)           27,032
(Benefit) provision for income taxes .......................         (11,266)            3,701               (85)           10,872
                                                                ------------       -----------      ------------       -----------
Net (loss) income ..........................................    $    (17,256)      $     5,708      $     (1,925)      $    16,160
                                                                ============       ===========      ============       ===========

Basic net (loss) income per share ..........................    $      (1.24)      $      0.42      $      (0.14)      $      1.20
                                                                ============       ===========      ============       ===========
Diluted net (loss) income per share ........................    $      (1.24)      $      0.41      $      (0.14)      $      1.18
                                                                ============       ===========      ============       ===========

Basic weighted average number of shares outstanding ........      13,876,341        13,646,817        13,858,331        13,414,680
                                                                                   ===========      ============       ===========
Diluted weighted average number of shares outstanding ......      13,876,341        13,960,762        13,858,331        13,639,397
                                                                ============       ===========      ============       ===========


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PDI, INC.


                                         By: /s/ Charles T. Saldarini
                                             ------------------------
                                             Charles T. Saldarini, Vice Chairman
                                               and Chief Executive Officer

Date: November 13, 2001


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